ZEGA Buy and Hedge ETF
Schedule of Investments
as of January 31, 2024 (Unaudited)

OPTIONS PURCHASED - 74.1%(a)(b)	Notional Amount	Contracts	Value
Call Options - 72.7%			$–
SPDR S&P 500 ETF, Expiration: 12/19/2025; Exercise Price: $150.01	44,038,656	912	30,672,841

Put Options - 1.4%			$–
SPDR S&P 500 ETF		–	$–
Expiration: 09/20/2024; Exercise Price: $415.00	14,582,976	302	158,852
Expiration: 01/17/2025; Exercise Price: $370.01	14,679,552	304	146,667
Expiration: 03/21/2025; Exercise Price: $415.00	14,776,128	306	310,896
Total Put Options			616,415
TOTAL OPTIONS PURCHASED (Cost $24,944,352)			31,289,256

U.S. TREASURY OBLIGATIONS - 31.0%		Par
United States Treasury Note/Bond
3.00%, 06/30/2024(c)		7,617,000	7,549,016
0.75%, 11/15/2024		5,724,000	5,543,325
TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,095,818)			13,092,341

SHORT-TERM INVESTMENTS - 2.2%		Shares
Money Market Funds - 2.2%
Dreyfus Treasury Securities Cash Management, 4.42%(c)(d)		191,803	191,803
First American Government Obligations Fund - Class X, 5.23%(d)		728,189	728,189
TOTAL SHORT-TERM INVESTMENTS (Cost $919,992)			919,992

TOTAL INVESTMENTS - 107.3% (Cost $38,960,162)			$45,301,589
Liabilities in Excess of Other Assets - (7.3)%			(3,085,400)
TOTAL NET ASSETS - 100.0%			$42,216,189

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	All or a portion of security has been pledged as collateral. The total value of assets committed as collateral as of January 31, 2024 is $3,412,748.
(d)	The rate shown represents the 7-day effective yield as of January 31, 2024.

ZEGA Buy and Hedge ETF
Schedule of Options Written
as of January 31, 2024 (Unaudited)

OPTIONS WRITTEN - (7.3)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (7.3)%
SPDR S&P 500 ETF, Expiration: 03/15/2024; Exercise Price: $455.00	$(44,038,656)	(912)	$(3,078,000)
TOTAL OPTIONS WRITTEN (Premiums received $783,479)			(3,078,000)

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Exposure at January 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2024:

ZEGA Buy and Hedge ETF

	Level 1	Level 2	Level 3	Total
Assets:
Options Purchased	$469,748	$30,819,507	$–	$31,289,256
U.S. Treasury Obligations	–	13,092,341	–	13,092,341
Money Market Funds	919,992	–	–	919,992
Total Assets	$1,389,740	$43,911,848	$–	$45,301,589

Liabilities:
Options Written	(3,078,000)	–	–	(3,078,000)
Total Liabilities	$(3,078,000)	$–	$–	$(3,078,000)